Execution Version

COMMITMENT INCREASE AGREEMENT

August 28, 2025

JPMorgan Chase Bank, N.A., as Administrative Agent

4041 Ogletown Stanton Road, Floor 2

Newark, DE 19713

Attention: Loan & Agency Services Group

Tel: (302) 634-3377

Email: thomas.trullinger@chase.com

Ladies and Gentlemen:

We refer to the Senior Secured Revolving Credit Agreement dated as of December 20, 2024 (as amended, modified or supplemented from time to time, the “Credit Agreement”; the terms defined therein being used herein as therein defined) among MSD Investment Corp. (the “Borrower”), the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent for said Lenders. You have advised us that the Borrower has requested in a letter dated August 28, 2025 (the “Increase Request”) from the Borrower to the Administrative Agent that the aggregate amount of the Commitments be increased on the terms and subject to the conditions set forth herein.

A. Commitment Increase. Pursuant to Section 2.07(e) of the Credit Agreement, each of (i) Royal Bank of Canada, (ii) Deutsche Bank AG New York Branch and (iii) U.S. Bank National Association (each, an “Assuming Lender”), hereby agrees to make the Multicurrency Commitments in the amount set forth opposite the name of such Assuming Lender listed in Schedule I hereto, such Multicurrency Commitments to be effective as of the Increase Date (as defined in the Increase Request); provided, that the Administrative Agent shall have received a duly executed officer’s certificate from the Borrower which shall be dated the as of Increase Date and in substantially the form of Exhibit I hereto.

B. Confirmation of the Assuming Lenders. Each Assuming Lender (i) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement, (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, and (iii) acknowledges and agrees that, from and after the Increase Date, the making of the associated Multicurrency Commitments shall be governed for all purposes by the Credit Agreement and the other Loan Documents.

C. Counterparts. This Commitment Increase Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. The words “execution,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Commitment Increase Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures (including, for the avoidance of doubt, electronic signatures utilizing the DocuSign platform) or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

D. Consent of Administrative Agent, Issuing Banks and Swingline Lenders. The Administrative Agent and each of the undersigned Issuing Banks and Swingline Lenders consent to the Commitment Increase and the execution of this Commitment Increase Agreement by each Assuming Lender.

E. Governing Law. This Commitment Increase Agreement shall be construed in accordance with and governed by the law of the State of New York. Sections 9.09 and 9.10 of the Credit Agreement are incorporated herein by reference mutatis mutandis.

F. Miscellaneous. This Commitment Increase Agreement shall be deemed a “Loan Document” as such term is defined in Section 1.01 of the Credit Agreement.

Very truly yours,

ASSUMING LENDER

Royal Bank of CAnada

By:_s/Glenn Van Allen______________________________

Name: Glenn Van Allen

Title: Authorized Signatory

ASSUMING LENDER

DEUTSCHE BANK AG NEW YORK BRANCH

By:___s/Ming K. Chu____________________________

Name: Ming K. Chu

Title: Director

By:__s/Alison Lugo_____________________________

Name: Alison Lugo

Title: Vice President

ASSUMING LENDER

U.S. BANK NATIONAL ASSOCIATION

By:___s/Paul Pai____________________________

Name: Paul Pai

Title: Managing Director

Accepted and agreed:

MSD INVESTMENT CORP.,

as Borrower

By:___s/Marcello Liguori________________________

Name: Marcello Liguori

Title: Authorized Signatory

Acknowledged and agreed:

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent, Issuing Bank

and Swingline Lender

By:___s/Kevin Faber________________________

Name: Kevin Faber

Title: Executive Directoor

CITIZENS BANK, N.A.,

as Issuing Bank and Swingline Lender

By:___s/Bryan Rizzardi________________________

Name: Bryan Rizzardi

Title: Director

GOLDMAN SACHS BANK USA,

as Issuing Bank and Swingline Lender

By:__s/Priyankush Goswami_________________________

Name: Priyankush Goswami

Title: Authorized Signatory

HSBC BANK USA,

as Issuing Bank and Swingline Lender

By:_s/Michael Coretti__________________________

Name: Michael Coretti

Title: SVP

SUMITOMO MITSUI BANKING

CORPORATION,

as Swingline Lender

By:____s/Brett Austin_______________________

Name: Brett Austin

Title: Managing Director

SCHEDULE I

Assuming Lender	Commitment Increase
Royal Bank of Canada	$75,000,000 (Multicurrency)
Deutsche Bank AG New York Branch	$50,000,000 (Multicurrency)
U.S. Bank National Association	$20,000,000 (Multicurrency)